Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Deferred tax assets
Net operating loss and capital loss carryover	$ 54,996	$ 54,726
Depreciation	39,644	61,110
Other	4,486	3,976
Total deferred tax assets	99,126	119,812
Less: Valuation allowance	(99,126)	(119,812)
Total deferred tax assets, net of valuation allowance	0	0
Total deferred tax liabilities	0	0
Net deferred tax assets	$ 0	$ 0